UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2024

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-24435	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Class A common stock, par value $0.001 per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Bitcoin Holdings Update

On February 26, 2024, MicroStrategy Incorporated (“MicroStrategy”) announced that, during the period between February 15, 2024 and February 25, 2024, MicroStrategy, together with its subsidiaries, acquired approximately 3,000 bitcoins for approximately $155.4 million in cash, at an average price of approximately $51,813 per bitcoin, inclusive of fees and expenses. The bitcoin purchases were made using proceeds from the issuance and sale of Shares (defined below) under the Sales Agreement (defined below) and Excess Cash (defined in our annual report on Form 10-K for the fiscal year ended December 31, 2023). As of February 25, 2024, MicroStrategy, together with its subsidiaries, held an aggregate of approximately 193,000 bitcoins, which were acquired at an aggregate purchase price of approximately $6.09 billion and an average purchase price of approximately $31,544 per bitcoin, inclusive of fees and expenses.

ATM Update

As previously disclosed, on November 30, 2023, MicroStrategy entered into a Sales Agreement (the “Sales Agreement”) with Cowen and Company, LLC, Canaccord Genuity LLC, and BTIG, LLC, as sales agents (the “Sales Agents”), pursuant to which MicroStrategy may issue and sell shares of its class A common stock, par value $0.001 per share (“Shares”), having an aggregate offering price of up to $750.0 million from time to time through the Sales Agents. On February 26, 2024, MicroStrategy announced that, as of February 25, 2024, MicroStrategy had issued and sold an aggregate of 1,272,077 Shares under the Sales Agreement for aggregate gross proceeds to MicroStrategy of approximately $750.0 million, with approximately $137.8 million of such gross proceeds received from Shares issued and sold since January 1, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2024	MicroStrategy Incorporated (Registrant)

	By:	/s/ W. Ming Shao
	Name:	W. Ming Shao
	Title:	Senior Executive Vice President & General Counsel